UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2021

FULLNET COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	000-27031	73-1473361
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Robert S. Kerr Avenue, Suite 210 Oklahoma City, Oklahoma		73102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 236-8200

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	FULO	OTC Markets Group Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Item 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective December 17, 2021, FullNet Communications, Inc. (“FullNet”) engaged BF Borgers CPA PC as its new independent accountants, commencing with the audit for the fiscal year ended December 31, 2021, and thereby dismissed MaloneBailey, LLP. The decision to change independent accountants was approved by the Board of Directors of FullNet.

The reports of MaloneBailey, LLP on FullNet’s financial statements for the past two years ended December 31, 2020, and subsequent interim periods contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle.

At no time did FullNet Communications have any disagreements with MaloneBailey, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaloneBailey, LLP would have caused them to make reference thereto in their report on the financial statements for such year.

During the fiscal year ended December 31, 2020, and all subsequent interim periods and to December 17, 2021, the date of dismissal, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

FullNet delivered a copy of this Form 8-K report to MaloneBailey, LLP on December 17, 2021, and requested that MaloneBailey, LLP furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not MaloneBailey, LLP agrees with the above statements. Attached hereto as Exhibit 16 is a copy of the letter of MaloneBailey, LLP to FullNet Communications, Inc. dated December 21, 2021.

During the fiscal year ended December 31, 2020 and to December 17, 2021, FullNet has not consulted with BF Borgers CPA PC on any items concerning the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on FullNet’s financial statements, or the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a)(2)).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16.1	Letter from MaloneBailey, LLP to the Securities and Exchange Commission, dated December 21, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULLNET COMMUNICATIONS, INC.

By: /s/ Roger P. Baresel

Roger P. Baresel

Chief Executive Officer

Dated:  December 21, 2021

3 of 5

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 16.1	Letter from MaloneBailey, LLP to the Securities and Exchange Commission dated December 21, 2021.

Exhibit 16.1

December 21, 2021

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

We have read the statements under Item 4.01 of the Current Report on Form 8-K of Fullnet Communications, Inc. to be filed with the Securities and Exchange Commission on or about December 21, 2021.  We agree with all statements pertaining to us.  We have no basis on which to agree or disagree with the other statements contained therein.

/s/ MaloneBailey, LLP

MaloneBailey, LLP

www.malonebailey.com

Houston, Texas